UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2010

AMERICA’S CAR-MART, INC.
(Exact name of registrant as specified in its charter)

Texas	0-14939	63-0851141
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

802 SE Plaza Avenue, Suite 200, Bentonville, Arkansas 72712
 (Address of principal executive offices, including zip code)

(479) 464-9944
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 4, 2010, America’s Car-Mart, Inc., a Texas corporation (the “Company”), and its subsidiaries, Colonial Auto Finance, Inc., an Arkansas corporation (“Colonial”), America’s Car Mart, Inc., an Arkansas corporation (“ACM”), and Texas Car-Mart, Inc., a Texas corporation (“TCM”), entered into a Loan and Security Agreement (“Agreement”) with a group of lenders including Bank of Arkansas, N.A. ($30.0 million total commitment), Bank of America N.A. ($45.0 million total commitment), Arvest Bank ($5.0 million total commitment) and Commerce Bank, N.A. ($10.0 million total commitment) to replace the Company’s existing credit facilities.  Bank of Arkansas, N.A., serves as the administrative agent and co-lead arranger of the lenders and Bank of America N.A., serves as collateral agent, co-lead arranger and documentation agent.

The Agreement provides credit facilities for Colonial, ACM and TCM totaling $90.0 million, consisting of a $10.0 million ACM-TCM revolving line of credit based on a certain percentage of eligible inventory together with an $80.0 million Colonial line of credit based on a certain percentage of eligible receivables.  Borrowings are secured primarily by accounts receivable and inventory of the respective subsidiaries and accrue interest at a rate determined under a tiered pricing schedule based on the Company’s consolidated leverage ratio for the preceding fiscal quarter.  The current interest rate under this schedule is LIBOR + 2.75% or Prime less .25%.

The Agreement contains various reporting and performance covenants including (i) maintenance of certain financial ratios and tests, (ii) limitations on borrowings from other sources, (iii) restrictions on certain operating activities and (iv) limitations on the payment of dividends or distributions.  The Agreement contains customary events of default that would permit the lenders to accelerate the loans if not cured within applicable grace periods, including the failure to make timely payments under the Agreements, the failure to satisfy covenants and specified events of bankruptcy or insolvency.

Amounts available under the revolving credit lines provided pursuant to the Agreement may be borrowed, repaid and reborrowed from time to time until the expiration of the Agreement on November 4, 2013.  The Agreement also contains a $15.0 million accordion feature.  The Company has guaranteed the obligations of its subsidiaries under the Agreement.  In addition, any obligations of its subsidiaries to the Company and to its other subsidiaries are subordinated to the obligations under the Agreement.

Proceeds were used to pay off all existing debt under the Company’s previous $61.5 million financing package last amended in January 2010, including an early pay-off of the remaining balance ($6.3 million) of a $10.0 million term loan with Bank of Arkansas, N.A.  ACM incurred a yield maintenance fee related to the early pay-off of the term loan which will result in a charge of approximately $.03 per diluted share in the third fiscal quarter of 2011.

The descriptions above are summaries and are qualified in their entirety by the Loan and Security Agreement, Promissory Notes, Guaranties and Security Agreements, which are filed as exhibits to this report and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

4.1
Loan and Security Agreement dated  November 4, 2010, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger and Bank of America N.A., as Collateral Agent, Co-Lead Arranger and Documentation Agent.

4.2	Colonial Revolver Note dated November 4, 2010 by Colonial Auto Finance, Inc. in favor of Bank of Arkansas, N.A., as Lender.

4.3	Colonial Revolver Note dated November 4, 2010 by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender.

4.4	Colonial Revolver Note dated November 4, 2010 by Colonial Auto Finance, Inc. in favor of Commerce Bank, N.A., as Lender.

4.5	Colonial Revolver Note dated November 4, 2010 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as Lender.

4.6	ACM-TCM Revolver Note dated November 4, 2010 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Bank of Arkansas, N.A., as Lender.

4.7	ACM-TCM Revolver Note dated November 4, 2010 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Bank of America, N.A., as Lender.

4.8	ACM-TCM Revolver Note dated November 4, 2010 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Commerce Bank, N.A., as Lender.

4.9	ACM-TCM Revolver Note dated November 4, 2010 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Arvest Bank, as Lender.

4.10	Continuing Guaranty dated as of November 4, 2010, by America’s Car-Mart, Inc., a Texas corporation, as Guarantor, in favor of Bank of Arkansas, N.A. as Agent for the Lenders.

4.11
Continuing Guaranty dated as of November 4, 2010, by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Guarantors, in favor of Bank of Arkansas, N.A., as Agent for the Lenders.

4.12	Continuing Guaranty dated as of November 4, 2010, by Colonial Auto Finance, Inc., as Guarantor, in favor of Bank of Arkansas, N.A., as Agent for the Lenders.

4.13	Security Agreement dated as of November 4, 2010, between America’s Car-Mart, Inc., a Texas corporation, as Grantor, and Bank of America, N.A., as Collateral Agent for Lenders.

4.14
Security Agreement dated as of November 4, 2010, by and among America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Grantors, and Bank of America, N.A., as Collateral Agent for Lenders.

4.15	Security Agreement dated as of November 4, 2010, between Colonial Auto Finance, Inc., as Grantor, and Bank of America, N.A., as Collateral Agent for Lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America’s Car-Mart, Inc.

Date: November 5, 2010	/s/ Jeffrey A. Williams
Jeffrey A. Williams
Chief Financial Officer and Secretary
(Principal Financial and Accounting Officer)

Exhibit Index

4.1
Loan and Security Agreement dated  November 4, 2010, among America’s Car-Mart, Inc., a Texas corporation, as Parent; Colonial Auto Finance, Inc., an Arkansas corporation, America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Borrowers; and certain financial institutions, as Lenders, with Bank of Arkansas, N.A., as Administrative Agent and Co-Lead Arranger and Bank of America N.A., as Collateral Agent, Co-Lead Arranger and Documentation Agent.

4.2	Colonial Revolver Note dated November 4, 2010 by Colonial Auto Finance, Inc. in favor of Bank of Arkansas, N.A., as Lender.

4.3	Colonial Revolver Note dated November 4, 2010 by Colonial Auto Finance, Inc. in favor of Bank of America, N.A., as Lender.

4.4	Colonial Revolver Note dated November 4, 2010 by Colonial Auto Finance, Inc. in favor of Commerce Bank, N.A., as Lender.

4.5	Colonial Revolver Note dated November 4, 2010 by Colonial Auto Finance, Inc. in favor of Arvest Bank, as Lender.

4.6	ACM-TCM Revolver Note dated November 4, 2010 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Bank of Arkansas, N.A., as Lender.

4.7	ACM-TCM Revolver Note dated November 4, 2010 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Bank of America, N.A., as Lender.

4.8	ACM-TCM Revolver Note dated November 4, 2010 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Commerce Bank, N.A., as Lender.

4.9	ACM-TCM Revolver Note dated November 4, 2010 by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., as Borrowers, in favor of Arvest Bank, as Lender.

4.10	Continuing Guaranty dated as of November 4, 2010, by America’s Car-Mart, Inc., a Texas corporation, as Guarantor, in favor of Bank of Arkansas, N.A. as Agent for the Lenders.

4.11
Continuing Guaranty dated as of November 4, 2010, by America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Guarantors, in favor of Bank of Arkansas, N.A., as Agent for the Lenders.

4.12	Continuing Guaranty dated as of November 4, 2010, by Colonial Auto Finance, Inc., as Guarantor, in favor of Bank of Arkansas, N.A., as Agent for the Lenders.

4.13	Security Agreement dated as of November 4, 2010, between America’s Car-Mart, Inc., a Texas corporation, as Grantor, and Bank of America, N.A., as Collateral Agent for Lenders.

4.14
Security Agreement dated as of November 4, 2010, by and among America’s Car Mart, Inc., an Arkansas corporation, and Texas Car-Mart, Inc., a Texas corporation, as Grantors, and Bank of America, N.A., as Collateral Agent for Lenders.

4.15	Security Agreement dated as of November 4, 2010, between Colonial Auto Finance, Inc., as Grantor, and Bank of America, N.A., as Collateral Agent for Lenders.